Exhibit 10.5

股东授权委托书

FORM OF SHAREHOLDER POWER OF ATTORNEY

委托人：[Shareholder's Name]

Principal: [Shareholder's Name]

身份证号码：[Shareholder’s ID Number]*

Identification Number: [Shareholder’s ID Number]*

授权代表: [职务与姓名]**

Authorized Representative: [Title and Name of the Authorized Representative]**

地址：[Shareholder’s Address]

Address: [Shareholder’s Address]

受托人：亿品微客（广州）网络科技有限公司

Agent: Yipinweike (Guangzhou) Network Technology Co.,Ltd.

法定代表人：黄国华

Legal Representative: Guohua HUANG

地址：广州市天河区岑村圣堂大街工业区38号二层D区152房

Address: Room 152, Zone D, 2nd Floor, No. 38, Shengtang Street Industrial Zone, Cencun, Tianhe District, Guangzhou

本人[Shareholder's Name]拥有厦门一品威客网络科技股份有限公司（以下简称“一品威客”）[Percentage of Share Ownership]的股份，现就该股份对应的股东权利（以下简称“本人股份”）。特此不可撤销地授权亿品微客（广州）网络科技有限公司（即“受托人”）在本授权委托书的有效期内行使如下权利（以下简称“授权范围”）：

The Principal [Shareholder's Name] Owns [Percentage of Share Ownership] share and corresponding shareholder’s right (the “Principal Share”) of Xiamen EPWK Network Technology Co., Ltd. (the “EPWK”). The Principal hereby irrevocably authorize Yipinweike (Guangzhou) Network Technology Co.,Ltd. (the “Agent”) to exercise the following rights within the term of this Power of Attorney (the “POA Scope”):

1

1. 授权受托人或其委派的符合条件的人士（以下简称“委派人士”）作为本人唯一排他的代理人就本人股份的事宜全权代表本人行使包括但不限于如下的权利：

1. Authorizing the Agent or any qualified person appointed by the Agent (the “Delegate”) as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Share, including but not limited to:

1.1参加一品威客的股东大会；

1.1 Attending the shareholders meeting of EPWK;

1.2行使按照中国法律和一品威客章程规定的本人所享有的股东表决权和全部其他股东权利，包括但不限于出售、转让、质押或处置本人股份的全部或任何一部分，以及通过股东大会任命一品威客的董事和监事等。

1.2 Exercising the voting right and all the other rights of, in and to its shareholding in accordance with the laws of the PRC and articles of association of EPWK, including but not limited to selling, transferring, mortgaging or dealing with all or part of the Principal Share, and designating any director, supervisor of EPWK through shareholders meeting.

2. 受托人或其委派人士将有权在授权范围内代表本人签署为履行本人在与本授权委托书同日签署的《股份质押协议》和《购买选择权协议》下有关义务所必须的转让文件及任何其他有关文件，以及如期履行该等协议下的任何其他义务。

2. The Agent or the Delegate is authorized on behalf of the Principal to sign necessary transfer documents and any other documents in relation to the fulfillment of the obligations under the Equity Pledge Agreement and the Call Option Agreement which are entered into on the same date of the POA and to duly execute other obligations under such agreements in the Scope of the POA.

3. 任何由受托人或其委派人士采取的授权范围内的有关一品威客的行为都视为本人的行为，任何由受托人或其委派人士签署的有关一品威客的文件都视为由本人亲自签署。本人在此承认、认可和批准任何由受托人或其委派人士在授权范围内采取的行为和签署的文件。

2

3. Any actions taken by the Agent and the Delegate in relation to EPWK in the Scope of the POA are deemed to be acted by the Principal and any documents signed by the Agent and the Delegate in relation to EPWK are deemed to be signed by the Principal personally.

The Principal hereby accepts, recognizes and approves any actions and documents taken and signed by the Agent and Delegate in the Scope of the POA.

4. 受托人拥有转委托权，可以就上述事项的办理自行再委托其他人士或实体而不必事先通知本人或获得本人的同意。

4. The Agent has the power to entrust third person. The Agent may sub-entrust on its sole discretion the subjects aforementioned to other person or entity without prior notification to the Principal or consent of the Principal.

5. 本授权委托书有效期自有效签署之日起至2032年8月10日止，除非委托人提前三十（30）天以书面形式通知受托人本协议不再续展，否则本协议有效期限届满时应自动续展一（1）年，之后依此类推。

如一品威客开曼公司（EPWK HOLDINGS LTD.）和/或一品威客于2023年12月31日前未完成本次境外上市（本次境外上市指：成功在纳斯达克交易所挂牌上市），则本授权委托书自动终止。

5. The POA shall be valid from the date of signing until August 10, 2032. Unless the Principal notify the Attorney in writing thirty (30) days in advance that the Agreement will not be renewed, otherwise the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

In the case that EPWK HOLDINGS LTD. and/or EPWK have not completed this overseas listing before December 31, 2023 (this overseas listing refers to: successfully listed on the NASDAQ exchange) , the POA will automatically terminate.

6. 本授权委托书期间，本人特此放弃已经通过本授权委托书授权给受托人的与本人股份有关的所有权利，不再自行行使该等权利。

6. The Principal hereby renounces all rights relating the Principal Share which are delegated to the Agent under the POA and the Principal will not excise the rights itself during the term of the POA.

3

7. 本授权委托书以中文书就，英文翻译仅供参考。为避免歧义，如中英文有任何不一致，以中文为准。

7. This Power of Attorney is written in Chinese and the English translation is for reference only. To avoid ambiguity, if there is any inconsistency between Chinese and English, the Chinese version shall prevail.

委托人/Principal：

[Shareholder's Name]

签字/Signature：	/s/ [Signature of the Shareholder]*

(公章/ Common Seal) **
签署（授权代表）/Signature (Authorized Representative):
/s/ [Signature of Authorized Representative] **
日期：2022年08月11日
Date: August 11, 2022

4

Schedule of Material Differences

One or more person signed a Shareholder Power of Attorney under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholders	Address	Percentage of Share Ownership	Shareholder’s ID Number*	Title and Name of the Authorized Representative**	Date
1.	Aling YE	Room 701, Building 2, Junlintianxia, No. 5, Zhuchan Street, Xiangcheng District, Zhangzhou City, Fujian Province	1.2282%	[***]		August 11, 2022
2.	Hongxiu WANG	Room A1912, Urban Sunshine, No. 70 Nanchang Middle Road, Xiangcheng District, Zhangzhou City, Fujian Province	3.1319%	[***]		August 11, 2022
3.	Guohua HUANG	No. 32, Yindoushan Wuli, Maxiang Town, Xiang'an District, Xiamen City, Fujian Province	18.5617%	[***]		August 11, 2022
4.	Zhinan HUANG	No. 187, Dongshe, Haiqiao Village, Lantian Town, Longwen District, Zhangzhou City, Fujian Province	16.2633%	[***]		August 11, 2022
5.	Zhiyou HUANG	No. 132, Caoliao Street, Xiangcheng District, Zhangzhou City, Fujian Province	4.8780%	[***]		August 11, 2022
6.	Xiamen Yipin Zhicheng Enterprise Management Partnership (Limited Partnership)	Room 201-15, No. 278, Haijing Road, Xiamen Area, China (Fujian) Pilot Free Trade Zone	0.5404%		Executive Partner: Guohua HUANG	August 11, 2022
7.	Shenzhen Letou Tiancheng Investment Technology Co., Ltd.	Room 1115, Hanggang Fuchun Business Building, No. 6031 Shennan Avenue, Tianan Community, Shatou Street, Futian District, Shenzhen	3.6239%		Legal Representative: Min LIU	August 11, 2022
8.	Xiamen Youshenghao Enterprise Management Co., Ltd.	Room 152, Zone D, 2nd Floor, No. 38, Shengtang Street Industrial Zone, Cencun, Tianhe District, Guangzhou	4.3777%		Legal Representative: Xinv LIAN	August 11, 2022

5

9.	Shangtai (Xiamen) Electronic Technology Co., Ltd.	Room 302, No. 278, Haijing Road, Xiamen Area (bonded port area), China (Fujian) Pilot Free Trade Zone	7.1922%	Legal Representative: Limin HUANG	August 11, 2022
10.	Xiamen Yuechu Enterprise Management Co., Ltd.	No. 49, Unit 03, 4th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	4.8381%	Legal Representative: Kenglong SHEN	August 11, 2022
11.	Xiamen Zhihui Yipin Network Technology Co., Ltd.	No. 38, Unit 03, 6th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	5.9409%	Legal Representative: Limin HUANG	August 11, 2022
12.	Xiamen Xinglin Construction And Development Co., Ltd.	20-22nd floor, No. 502 Xinglinwan Road, Jimei District, Xiamen	5.0589%	Legal Representative: Zhi WANG	August 11, 2022
13.	Xiamen Youqia Online Network Technology Co., Ltd.	No. 7, Unit 03, 4th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	2.8581%	Legal Representative: Yun LIAO	August 11, 2022
14.	Xiamen Cool Thai Preferred Enterprise Management Partnership (Limited Partnership)	Room 319-12, No. 278, Haijing Road, Xiamen Area (bonded port area), China (Fujian) Pilot Free Trade Zone	4.8412%	Executive Partner: Juan SUN	August 11, 2022
15.	Xiamen Jimei District Industrial Investment Co., Ltd.	Unit 2502, No. 492 Xinglinwan Road, Jimei District, Xiamen	8.0169%	Legal Representative: Xiangjiang WU	August 11, 2022
16.	Xiamen Yipin Weike Investment Management Partnership (Limited Partnership)	Room 236, 2nd Floor, No. 33, Xinglin South Road, Jimei District, Xiamen	8.6486%	Executive Partner: Guohua HUANG	August 11, 2022

*	Individual Shareholders
**	Corporate Shareholders

***	Sensitive Information

6